                                                                   Exhibit 10.17


                                ASSIGNMENT OF AND
                                  AMENDMENT TO
                              MANAGEMENT AGREEMENT
                              --------------------

      This ASSIGNMENT OF AND AMENDMENT TO MANAGEMENT AGREEMENT (this "Assignment & Amendment") is by and among SPEEDWAY MOTORSPORTS, INC., a Delaware corporation on behalf of its wholly-owned subsidiaries, including, but not limited to, SPEEDWAY SYSTEMS LLC, a North Carolina limited liability company, CHARLOTTE MOTOR SPEEDWAY, LLC, a Delaware limited liability company, TEXAS MOTOR SPEEDWAY, INC., a Texas corporation, and BRISTOL MOTOR SPEEDWAY, INC., a Tennessee corporation, (collectively, the "Speedway Companies"), LEVY PREMIUM FOODSERVICE LIMITED PARTNERSHIP, an Illinois limited partnership, ("Levy Illinois"), LEVY PREMIUM FOODSERVICE LIMITED PARTNERSHIP OF TEXAS, a Texas limited partnership ("Levy Texas") and LEVY PREMIUM FOODSERVICE, L.L.C., a Texas limited liability company ( "Levy LLC").

                                  RECITALS:

      WHEREAS, the Speedway Companies, on one hand, and Levy Illinois and Levy Texas, on the other hand, entered into that certain Management Agreement dated November 29, 2001 whereby the Speedway Companies have engaged Levy Illinois and Levy Texas to manage food and beverage service operations at six motor speedway race tracks owned by the Speedway Companies;

      WHEREAS, Levy Texas desires to assign its rights and responsibilities under the Management Agreement to Levy LLC and Levy LLC desires to accept such assignment; and

      WHEREAS, it has come to the attention of the parties that the provisions of Section 4(b) Sponsorships of the Management Agreement could be found to
                ------------
violate certain provisions of the Texas Alcoholic Beverage Code (the "Code") and the rules of the Texas Alcoholic Beverage Commission (the "TABC") with respect to operations in Texas and the parties desire to amend the Management Agreement to avoid any such violation.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                  AGREEMENT:

  1.   Assignment. Levy Texas hereby transfers and assigns to Levy LLC, and Levy
       ----------
       LLC hereby assumes, subject to the condition set forth in the following paragraph of this Assignment, all of Levy Texas's rights, title, interest and obligations under the Management Agreement. Levy Texas hereby represents and warrants, and the Speedway Companies hereby acknowledge, based solely on such representation and warranty, that Levy LLC is a controlled affiliate of Levy Illinois and Levy Texas and that, as such, no prior approval of this assignment is required pursuant to the provisions of Section 22(a) of the Management Agreement.

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  2.   Amendment to Section 4. The current text of Subsection 4(b) shall be
       ----------------------
       designated Subsection 4(b)(i) and the following shall be added as Subsection 4(b)(ii):

            (ii) Notwithstanding anything herein to the contrary, Levy LLC shall exercise its independent judgment with respect to the brands and quantities of alcoholic beverages it purchases and makes available to its customers in the State of Texas. The parties acknowledge that the Speedway Companies plan to seek sponsorships for their operations at Texas Motor Speedway from members of the manufacturing and/or distributing tier(s) of the alcoholic beverage industry ("Upper Tier Members") and that such sponsorships must comply with
            Section 45.100 of the TABC's rules. In this regard, the parties:

                 (A) acknowledge and agree that neither Levy LLC, Levy Illinois nor Levy Texas will receive any monetary benefit, direct or indirect, from the advertising or sponsorship revenues generated by operation of Texas Motor Speedway;

                 (B) acknowledge and agree that neither Levy LLC, Levy Illinois nor Levy Texas will have any right or authority to control, directly or indirectly, any programming or booking decision at Texas Motor Speedway; and

                 (C) acknowledge and agree that neither Levy LLC, Levy Illinois nor Levy Texas are subject to the direction or control, directly or indirectly, of the owner of Texas Motor Speedway, its operator, any producer of an event at Texas Motor Speedway or any Upper Tier Member as to quantity or brands of alcoholic beverages bought and sold by Levy LLC at Texas Motor Speedway.

  3.   Amendment to Section 10. The last sentence of Section 10 shall be deleted
       -----------------------
       in its entirety. The rest of the original Section 10 shall continue in full force and effect.

  4.   Ratification of Agreement. Except as hereby amended, all of the terms and
       -------------------------
       provisions contained in the Management Agreement are hereby ratified by each of the parties hereto, and such terms and conditions shall continue in full force and effect.

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      IN WITNESS WHEREOF, each of the undersigned has caused this Assignment &
Amendment to be executed this 24th day of January, 2002.

SPEEDWAY COMPANIES:            SPEEDWAY MOTORSPORTS, INC.,
                               a Delaware Corporation


                               By: /s/ William R. Brooks, VP
                                  ----------------------------------------------

                               Printed Name: William R. Brooks
                                            ------------------------------------
                               Title: Vice President
                                     -------------------------------------------


LEVY ILLINOIS:                 LEVY PREMIUM FOODSERVICE
                               LIMITED PARTNERSHIP,
                                an Illinois limited partnership

                               By: Levy GP Corporation, an Illinois corporation
                                     Its General Partner


                               By: /s/ Robert E. Seiffert
                                  ----------------------------------------------
                                       Robert E. Seiffert, Treasurer


LEVY TEXAS:                    LEVY PREMIUM FOODSERVICE LIMITED
                               PARTNERSHIP OF TEXAS,
                                a Texas limited partnership

                               By: Levy GP Corporation, an Illinois corporation
                                        Its General Partner


                               By: /s/ Robert E. Seiffert
                                  ----------------------------------------------
                                       Robert E. Seiffert, Treasurer


LEVY LLC:                      LEVY PREMIUM FOODSERVICE, L.L.C.
                                a Texas limited liability company


                               By: /s/ Danette T. Jones
                                  ----------------------------------------------
                                       Danette T. Jones, Manager